WARRANT

THE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT (COLLECTIVELY, THE “SECURITIES”) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

INNOFONE.COM, INCORPORATED

Warrant To Purchase Common Stock

Warrant No.: _____	Number of Shares: 5,000,000

Date of Issuance: June 2, 2006

THIS IS TO CERTIFY THAT, for value received, Cogent Capital Financial LLC., a Delaware limited liability company, or registered assigns (the “Holder”) is entitled to purchase from Innofone.com, Incorporated, a Nevada corporation (the “Company”), at any time or times on or after June 2, 2006, but not after 5:00 p.m., New York time, on the Expiration Date (as defined herein) at the Exercise Price (as defined herein) Five Million (5,000,000) fully paid nonassessable shares of Common Stock (as defined herein) of the Company (the “Warrant Shares”), all subject to adjustment and upon the terms and conditions as hereinafter provided. This Warrant has been issued pursuant to the Equity Swap Confirmation, dated the date hereof, between the Company and the Holder (as such agreement may be amended from time to time in accordance therewith, the “Swap Confirmation”) as part of the Initial Exchange Amount thereunder.

Section 1. Definitions.

(a) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(ii) “Common Stock” means (i) the Company’s common stock, par value $0.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(iii) “Exercise Date” means the date when the Exercise Notice, the Aggregate Exercise Price and the Warrant (or an indemnification undertaking with respect to the Warrant in the case of its loss, theft or destruction) (the “Exercise Delivery Documents”) are received by the Company at or prior to 5:00 p.m., New York time, on a Business Day. If any of the Exercise Delivery Documents are received after 5:00 p.m., New York time, on a Business Day, the Exercise Date shall be the next succeeding Business Day.

(iv) “Exercise Price” shall be equal to, with respect to any Warrant Share, $1.20, subject to adjustment as provided herein.

(v) “Expiration Date” means the date five (5) years after the Initial Issuance Date or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the principal exchange or automated quotation system on which the Common Stock is traded (a “Holiday”), the next date that is not a Holiday.

(vi) “Initial Issuance Date” means June 2, 2006.

(vii) “1933 Act” means the Securities Act of 1933, as amended.

(viii) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(ix) “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

(b) Other Definitional Provisions.

(i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company’s successors and (B) to any applicable law defined or referred to herein, shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii) When used in this Warrant, the words “herein,” “hereof,” and “hereunder,” and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words “Section,” “Schedule,” and “Exhibit” shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

Section 2. Exercise of Warrant.

(a) Exercise Period. Subject to Section 2(d) below, the Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Initial Issuance Date to and including the Expiration Date.

(b) Exercise of Warrants.

(i) Method of Exercise. The Warrant evidenced hereby may be exercised by the Holder, in whole or in part, by the delivery at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the Registered Holder), during normal business hours, of this Warrant and the Exercise Agreement (in the form attached hereto as Exhibit I), duly completed and executed, and payment of the Purchase Price (as such term is defined in Section 2(b)(x) below) in cash, by wire transfer of immediately available United States federal funds or by bank certified, treasurer's or cashier's check payable to the order of the Company. Upon delivery of the Exercise Agreement, this Warrant and the Purchase Price, the Company shall deliver to the Holder that number of Warrant Shares which is equal to the Purchase Price divided by the Exercise Price, as may be adjusted from time to time.

(ii) Cashless Exercise. In lieu of exercising the Warrant evidenced hereby pursuant to Section 2(b)(i) above, the Holder shall have the right during the Exercise Period to exercise this Warrant, in whole or in part, by surrendering this Warrant to the Company accompanied by the Form of Cashless Exercise (in the form attached hereto as Exhibit II), duly completed and executed. Upon delivery of the Form of Cashless Exercise and this Warrant, the Company shall deliver to the Holder (without payment by the Holder of any cash in respect of the Purchase Price) that number of Warrant Shares which is equal to the amount obtained by dividing (x) an amount equal to the difference between (1) the aggregate Market Price for the Warrant Shares as to which the Cashless Exercise Right is then being exercised (the "Cashless Exercise Shares"), determined as of immediately prior to the effective time of the exercise of the Cashless Exercise Right, minus (2) the aggregate Exercise Price then applicable to the Cashless Exercise Shares (such difference, the "Cashless Exercise Amount"), by (y) the Market Price of one share of Common Stock determined as of the close of trading immediately after the effective time of the exercise of the Cashless Exercise right. Upon exercise of the Cashless Exercise right, the Cashless Exercise Amount shall be deemed to have been paid to the Company in respect of the Warrant Shares so acquired. Any references in this Warrant to the "exercise" of this Warrant, and the use of the term "exercise" herein, shall be deemed to include, without limitation, any exercise of the Cashless Exercise right. For purposes hereof, the “Market Price” of the Common Stock shall be the trailing ten (10) day average per share price of the Common Stock for the period immediately preceding the effective time of such exercise as quoted on the OTC Bulletin Board or, if applicable, as listed on one of the following markets or exchanges: the Nasdaq SmallCap Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

(iii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Holder as soon as practicable after surrender of the Warrant and either (a) payment of the Purchase Price and delivery of the Exercise Agreement or (b) delivery of the Form of Cashless Exercise to the Company, and in any event within ten (10) days after such surrender, payment and delivery to the Company in the manner described above. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, in the name of Holder, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, as soon as practicable, deliver such new Warrant to the Holder or to such Person as the Holder has designated for delivery.

(iv) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered to the Company and delivery of (1) the Purchase Price and Exercise Agreement or (2) Form of Cashless Exercise has been made to the Company, and the Holder shall be deemed for all purposes to have become the record holder of such Warrant Stock on that date.

(v) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Holder with respect to any issuance tax or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be duly authorized, validly issued, fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

(vi) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to insure that the par value per share of the unissued Warrant Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

(vii) The Company shall assist and cooperate with any Holder required to make any governmental filings or obtain any governmental approvals prior to, or in connection with, the exercise of this Warrant.

(viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock, solely for the purpose of issuance upon the exercise of the Warrants, at least such number of shares of Warrant Stock issuable upon the exercise in full of all outstanding Warrants. The Company shall take all such actions as may be necessary to insure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

(ix) If the shares of Warrant Stock issuable by reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Holder's option and upon surrender of this Warrant by such holder as provided above, together with any notice, statement or payment required to effect such conversion or exchange of Warrant Stock, deliver to such holder (or such other Person specified by such holder) a certificate or certificates representing the stock or securities into which the shares of Warrant Stock issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

(x) Purchase Price. The Purchase Price shall be the amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise.

(c) Fractional Shares. If a fractional share of Warrant Stock would be issuable upon exercise of the rights represented by this Warrant, the Company shall, as soon as practicable after the date of exercise, deliver to the Registered Holder a check payable to the Registered Holder, in lieu of such fractional share, in an amount equal to the difference between (x) the Market Price of such fractional share as of the date of the Exercise Time and (y) the Exercise Price of such fractional share.

(d) Limitation on Beneficial Ownership. Notwithstanding anything to the contrary contained in this Warrant, the Holder shall not have the right to receive, and the Company shall not issue to the Holder, any securities as a dividend or distribution, or upon exercise of this Warrant, to the extent that, upon giving effect to such issuance, the aggregate number of shares of Common Stock beneficially owned by such Holder and its affiliates would exceed 9.5% of the total outstanding shares of Common Stock following such issuance. Any such issuance shall be limited to an amount of shares as shall not exceed such percentage, and the issuance of the remaining shares shall be delayed and the Warrant shall remain unexercised with respect thereto (without compounding, increasing, creating or accelerating any obligation of the Company to the Holder under this Warrant), and such shares shall not be considered outstanding, until (and only until) the conditions set forth at the end of this Section 2(d) are satisfied. For purposes of the foregoing, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such provision is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining unexercised portion of this Warrant by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, as amended. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any Holder, the Company shall promptly, but in no event later than one (1) business day following the receipt of such request, confirm in writing to any such Holder the number of shares Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. If at any time, a Holder is unable to receive shares of Common Stock as a result of this Section 2(d), then it shall be entitled to receive such Common Stock at such subsequent time as it notifies the Company in writing that its receipt of such Common Stock is permitted hereunder. By written notice to the Company, any Holder may waive the provisions of this Section 2(d) solely with respect to its own holdings, but any such waiver will not be effective until the 61st day after such notice is delivered to the Company.

Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant upon issuance will be, duly authorized and validly issued.

(b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant upon issuance will be validly issued, fully paid and nonassessable (assuming payment of the Exercise Price) and free from all taxes, liens and charges with respect to the issue thereof.

(c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Exercise Price.

(d) The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

Section 4. Taxes. The Company shall pay any and all documentary stamp taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the 1933 Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an “accredited investor” as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act (an “Accredited Investor”). Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder’s exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws. The Company shall not be penalized or disadvantaged by a holder’s inability to exercise this Warrant due to such holder’s inability to make the required representations in connection with the exercise of this Warrant.

Section 7. Ownership and Transfer.

(a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the Person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

(b) This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, except as may otherwise be required by the Purchase Agreement.

(c) The Company is obligated to register the Warrant Shares for resale under the 1933 Act pursuant to the Purchase Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Purchase Agreement.

Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

(a) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision and the number of shares of Common Stock obtainable upon exercise of this Warrant prior to such subdivision shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company that such Holder would have owned immediately following such subdivision had such Warrant been exercised immediately prior thereto. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination and the number of shares of Common Stock obtainable upon exercise of this Warrant prior to such combination shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of capital stock of the Company that such Holder would have owned immediately following such combination had such Warrant been exercised immediately prior thereto. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b) Adjustment of Warrant Exercise Price upon a Stock Dividend. If the Company at any time after the date of issuance of this Warrant shall declare a dividend or any other distribution upon the Common Stock which is payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price in effect immediately prior to the declaration of such dividend or distribution will be reduced to the quotient obtained by dividing (i) the number of shares of Common outstanding immediately prior to such declaration multiplied by the then effective Exercise Price by (ii) the total number of shares of Common Stock outstanding immediately after such declaration.

(c) Adjustment of Warrant Exercise Price upon Certain Issuances. If the Company at any time after the date of issuance of this Warrant shall (a) issue any shares of Common Stock at per share price below the Threshold Price, (b) issues any other securities that are convertible into or exercisable or exchangeable for shares of Common Stock at a per share price below the Threshold Price or (c) enters into any transaction that is indexed to or provides a return based on a price per share of Common Stock that is below the Threshold Price, then the Exercise Price then in effect shall be decreased by an amount equal to the product of (I) the excess of the Threshold Price over the relevant issue, conversion, exercise, exchange, index or other reference price that resulted in such condition being satisfied and (II) 1.2; provided that no adjustment shall be made under this Section 8(c) with respect to (x) any shares, options or warrants that are outstanding on the issuance date of this Warrant, (y) up to 5,000,000 shares of Common Stock issued as a result of any shares, options or warrants that are issued or granted after such issuance date to any directors or employees of the Company under any stock incentive plan duly adopted and maintained by the Company) and (z) any shares issued in any merger with any other entity or acquisition of any other business which is approved by the Company’s board of directors and where such board has determined that the value of the merged entity or acquired business is at least equal to the fair market value of such shares. As used herein, the “Threshold Price” shall initially be $1.00, and shall from time to time be adjusted in the same manner as the Exercise Price pursuant to Sections 8(a) and (b) above.

(d) Notices. Immediately upon any adjustment of the Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

Section 9. Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “Acquiring Entity”) a written agreement to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the holders of the Warrants. Prior to the consummation of any other Organic Change, the Company shall make appropriate provision to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder’s Warrants (without regard to any limitations on the exercise of this Warrant), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of such holder’s Warrant as of the date of such Organic Change (without regard to any limitations on the exercise of this Warrant).

Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11. Notice. All notices, requests, consents, waivers or other communications hereunder shall be in writing and shall be deemed effectively given: (a) upon delivery to the party to be notified; (b) when received by confirmed facsimile or (c) one (1) business day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt; provided that, with respect to Exercise Delivery Documents, such documents shall not be deemed received until actually received by the recipient. All notices, requests, consents, waivers or other communications shall be sent to the Company or to the Holder as follows or at such other addresses as the Company or Holder may designate upon written notice to the other party:

If to the Company:

Innofone.com, Incorporated Attn: Alex Lightman 1431 Ocean Avenue, Suite 1500 Santa Monica, CA 90401 Telephone: (310) 458-3233 Fax: (310) 458-2844

If to the Holder of this Warrant, to it at the address and facsimile number set forth on Appendix 1 to this Warrant or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant.

Section 12. Remedies, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the Purchase Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the holder of this Warrant right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder of this Warrant and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 13. Amendment and Waiver. Except as otherwise provided herein, this Warrant may not be modified or amended except pursuant to an instrument in writing signed by the Company and the holder of the Warrant. No provision hereunder may be waived other than in a written instrument executed by the waiving party.

Section 14.  Governing Law; Jurisdiction; Service of Process. This Warrant shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Warrant shall be brought against any of the parties in the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court of the Southern District of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

Section 15. Construction; Headings. This Warrant shall be deemed to be jointly drafted by the Company and the Purchaser (as defined in the Purchase Agreement) and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the 2nd day of June, 2006.

INNOFONE.COM, INCORPORATED

By: /s/ Alex Lightman
Name:	Alex Lightman
Title:	Chief Executive Officer

APPENDIX 1

Innofone.com, Incorporated 1431 Ocean Avenue, Suite 1500 Santa Monica, CA 90401 Attention: Alex Lightman Facsimile: 310-458-2844

EXHIBIT I

EXERCISE AGREEMENT

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (Warrant No. ______), hereby irrevocably subscribes for the purchase of _______________ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant. The undersigned requests that a certificate for such shares be issued in the name of [the undersigned] and be delivered to [the undersigned] at the address stated below. The undersigned further requests that, if the number of shares subscribed for herein shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to [the undersigned].

Signature___________________________

Address____________________________

EXHIBIT II

FORM OF CASHLESS EXERCISE

To:	Dated:

The undersigned hereby irrevocably elects a Cashless Exercise of the Warrant represented by the attached Warrant (Warrant No. ________) to purchase the shares of Common Stock issuable upon the exercise in accordance with Section 2(b)(ii) of the Warrant and requests that certificates for such shares be issued in the name of:

Please insert social security or other
identifying number
____________________________
____________________________

(Please print name and address)
______________________________________________________
______________________________________________________

If such number of Warrants shall not be all the Warrants evidenced by the Warrant, a new Warrant for the balance remaining of such Warrant shall be registered in the name of and delivered to:

Please insert social security or other
identifying number
____________________________
____________________________

(Please print name and address)
______________________________________________________
______________________________________________________

Dated:________________,___               _______________________________
(i) Signature

(Signature must conform in all respects to name of holder as specified on the face of this Warrant Certificate)

EXHIBIT III

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, ____________hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Warrant No. _____________) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Signature_____________________

Witness______________________